Exhibit 99.1

1 INVESTOR PRESENTATION August 2020

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions, as well as the expected effects of the acquisition by Inspired Entertainment, Inc. (the "Inspired," "we" or "us") of Novomatic UK Ltd.'s Gaming Technology Group ("NTG"), projected synergies, anticipated opportunities from the transaction and plans with respect to the NTG business (including its titles and game library). In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations, the potential effect of the Coronavirus pandemic; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the period ended March 31, 2020 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2017, 2018 and 2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. ("Hydra") as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring Inspired Gaming Group, pursuant to a share sale agreement. Such acquisition and the other transactions contemplated by the sale agreement are referred to collectively as the "Business Combination" or the "Merger". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination and changed our fiscal-year end to September 30. Operations prior to the Business Combination that are reflected in the historical financial information presented are those of Inspired Gaming Group. This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use them to analyze our operating performance and because they are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis that these were no longer considered core to the Company. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Certain of the trademarks used herein are trademarks of third parties.

INSPIRED
ESSENTIAL ENTERTAINMENT

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3 Proven and Experienced Management Team Name Lorne Weil Brooks Pierce Daniel Silvers Stewart Baker Carys Damon Position Executive Chairman President and Chief Operating Officer Executive Vice President and Chief Strategy Officer Executive Vice President and Chief Financial Officer General Counsel and Corporate Secretary Prior Experience Chairman of the Board & CEO of Scientific Games Aristocrat, Scientific Games, Sportech IGT, bwin.party, Fortress Investment Group Experian, Deloitte Marriot Harrison LLP

Highlights

A leading omni-channel B2B provider of Gaming, Virtual Sports and Leisure content globally

- A leading presence in the UK, Greece and Italy with significant momentum in the US
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1]

Transformative acquisition of Novomatic's Gaming Technology Group ("Acquired Business") creates stronger platform for growth

- Acquisition significantly enhanced the scale and diversity of Inspired through the combination of complementary and non-overlapping businesses
- FY2019A Pro Forma Revenue and Adjusted EBITDA of $250 million and $81 million[2], respectively, including management's expectation of $15 million of annualized synergies

Significant momentum in Interactive and Virtual Sports as gaming migrates online

- Strong demand in Interactive business given lack of live sports content during COVID-19, including additional channels from existing customers and pipeline of new customers
- New customers acquired will represent an attractive monetization opportunity going forward

Strong liquidity position and limited "cash burn" to sustain Inspired through COVID-19 pandemic

- Operating on an EBITDA positive basis during retail closures
- Aggressive cost mitigation efforts have resulted in monthly cash net payroll expenses of less than $2 million

Ideally positioned to recover quickly as retail venues reopen

- Encouraging results from certain gaming locations offering Virtual Sports and Gaming Machines being permitted to reopen in the UK, Greece and Italy
- Over 80% of 2019 pro forma revenues were recurring in nature[1], underpinned by participation-based, long-term contracts
- Existing installed base of over 85,000 devices[3] positions Inspired for immediate revenue generation upon retail venues reopening (no capital outlay required to fund restart)
- Retail venues are better situated to adapt to social distancing measures than full scale casinos (typically 2 machines per pub vs. 3,300+ for casinos)[4]

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: All figures converted to USD based on exchange rate of 1.25 GBP/USD.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. (2) Pro forma for full year of NTG results includes estimated annual synergies of $15 million (per management statements on Q4 2019 earnings call). Reconciliation can be found in Appendix. (3) Includes over 50,000 gaming machines, over 18,000 amusement entertainment solutions and over 16,500 self-service betting terminals. (4) Average B1, B2 and B3 gaming machines per casino in the UK between April 2018 and March 2019 per H2GC as of April 23, 2020.

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5 Key Drivers in Inspired Businesses

Recent Key Highlights Gaming • Entry into Illinois VLT market with 277 cabinets sold through Q2 2020 — Inspired’s first VLT sales into North America • Inspired cabinets have consistently outperformed competitors for Illinois trial customers • Awarded first Canadian VLT allotment in August 2020 – 100 VLTs to be placed in early 2021 • Encouraging results from betting shops and retailers reopening post - COVID - 19: • UK betting shops reopened June 15th with gaming machines and Virtual Sports; pubs and adult gaming centers reopened July 4th • Greece betting shops reopened the week of May 11th with Virtual Sports and June 8th for gaming machines • Italy betting shops and retailers reopened on June 15th Virtual Sports • Hosted Virtual Grand National 2020 in place of the Randox Health Grand National with 4.8 million viewers • Hosted virtual Kentucky Derby televised on NBC with 1.7 million viewers • Contracted by DraftKings, FanDuel, BetMGM , Borgata, PartyPoker , Stoiximan and the Oregon Lottery to provide V - Play Plug & Play™, a virtual sportsbook product. • Expanded portfolio of Interactive RGS Aggregators to include Scientific Games, Playtech , Microgaming, Relax Gaming, iForium , Pariplay , SBTech and GAN. Acquired Business • Integration of Acquired Business, with faster than expected digitization of Pub and Leisure businesses • Significant EBITDA margin improvement potential for Acquired Business as business converts from analog to digital

Significant Momentum in Interactive and Virtual Sports

Interactive and Virtual Sports revenues[1] were up 100% in April 2020 versus February 2020

May-19 | Jun-19 | Jul-19 | Aug-19 | Sep-19 | Oct-19 | Nov-19 | Dec-19 | Jan-20 | Feb-20 | Mar-20 | Apr-20 | May-20 | Jun-20

May 2019
Announced Virtual Sports products are live online with Caesars, Golden Nugget and Resorts Casino

July 2019
Signed deal to provide Virtual Sports and online casino games to Loto-Quebec

September 2019
Signed exclusive license deal with NFL Alumni to utilize the name, brand, image, persona and likeness of the NFLA members to be commercially used in virtual football games

November 2019
Launched Derby Cash Horse Racing product in over 8,500 venues in Pennsylvania

January 2020
Launched six Virtual Sports titles including V-Play Soccer, Football, Stock Car Racing and Horse Racing via bet365.com for New Jersey-based customers

Signed deal with 888 to launch online casino games across full estate

March 2020
Launched V-Play Basketball on bet365.com

April/May 2020
Signed contract with DraftKings, Fan Duel, GVC to provide V-Play Plug & Play

Hosted Virtual Grand National and virtual Kentucky Derby on national television

Launched in Belgium with Ladbrokes

Announced plans to launch Virtual Sports with Oregon Lottery

June 2020
Signed licensing agreement with Scientific Games to make virtual sports available through their sports betting aggregation platform

(1) Represents online gaming and vertical within Virtuals, Interactive and Bell-Fruit Group / Astra.

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Reopening Has Demonstrated Business Resilience

Recent Business Update

- Inspired has been operating on an EBITDA positive basis since April 2020 due to the COVID-19 mitigation plan and the strength of the Virtual Sports and Interactive business
  - Worldwide media attention and brand awareness from Virtual Grand National and virtual Kentucky Derby
  - Turnover volumes increased within existing clients
  - Strong pipeline of new opportunities, including new contracts with DraftKings, FanDuel, GVC, Stoiximan, Oregon Lottery, and several Interactive content aggregators
- Most customers' retail venues are now permitted to be reopened
- Encouraging results from Gaming and Virtual Sports in customer's reopened retail venues

COVID-19 Mitigation Plan

- Initiated aggressive cost mitigation plan reducing monthly cash net payroll expenses to less than $2 million (reduction of approximately 70% from pre-COVID-19 crisis levels)
  - Implemented furloughs, reduced work hours and reduced compensation
- Delayed payment of accrued executive bonuses for FY2019
- Drew down remaining capacity on GBP 20 million revolver (approximately $25 million). Repaid GBP 20 million in July.

INSPIRED ESSENTIAL ENTERTAINMENT

Note: All figures converted to USD based on exchange rate of 1.25 GBP/USD.

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GAMING  Gaming growth shifting from large casinos to many distributed venues  Inspired is a leader in server based gaming with 32,000+ machines live and top games in key jurisdictions, including UK, Greece, Italy and North America with its recent launch in Illinois  Revenue primarily generated through long - dated revenue share contracts (vs. product sales) SBG REVENUE BY GEOGRAPHY UK 61% Greece 22% Italy 10% Rest of the World 7% Based on revenue for the last twelve months ended December 31, 2019. 9

10 Well Positioned for North America Route Markets  Inspired’s Valor™ terminal commercially entered Illinois in Q4 2019 — Over 270 Valor terminals sold since launching in Q4 2019 — Nearly every major Illinois operator trialed Valor and all resulted in follow - on orders — New Illinois legislation allows: — 6 machines per video gambling establishment (up from 5) — Increased $4 stakes and up to $1,199 prizes  First VLT sale into Canada in August 2020 — 100 Valor terminals sold to Western Canada Lottery Corporation to be placed in early 2021 Bringing Innovation to Stagnant Marketplace -- 116 161 Q3 2019 Q4 2019 Q1 2020 VALOR TERMINALS SOLD IN ILLINOIS

VIRTUALS  Creator and world leader — Largest portfolio, including basketball, football, horse racing and soccer — Continual stream of fast - paced action, ultra - realistic player simulations and a tremendous breadth of bet types — Cross - over product between sports betting and casino gaming  High margin with revenue primarily generated through revenue share contracts  Popular in betting shops in the UK, Italy and Greece  Expanding portfolio of North American customers 44,000+ retail channels 100+ websites 11

INTERACTIVE  Online gaming operators use our top - performing game titles and award - winning Virtual Sports content online and on mobile devices worldwide  Expected to be a high - growth, high - margin recurring revenue business — Total Online 1 Revenues doubled in 2Q 2020 year over year on a proforma 2 basis  Launched with all NJ operators since fall 2019 12 (1) Total Online includes Scheduled Online Virtuals and Interactive (2) Pro forma online revenues

ACQUIRED BUSINESS  The Acquired Business is a leading supplier of gaming terminals to pubs, arcades, service areas and holiday resorts in the UK  Acquisition closed in a cash transaction for $120.0 million on October 1, 2019  Combines complementary and non - overlapping businesses  Providing a stronger and more resilient platform for growth POTENTIAL FOR DIGITAL TRANSITION TO DRIVE IMPROVED ECONOMICS ABILITY TO LEVERAGE TOP PERFORMING CONTENT ACROSS PLATFORMS UPSIDE FROM CONVERTING NTG’S GAME LIBRARY FOR ONLINE DEPLOYMENT 13

Enlarged Business Positioned for Long-Term Growth

The Acquired Business extends Inspired's positioning in SBG through the combination of complementary and non-overlapping businesses

FY19A	INSPIRED	ACQUIRED BUSINESS	INSPIRED + ACQUISITION
Installed Base	Gaming: ~33,000[1]	Gaming: ~19,000 / Non-Gaming: 35,000+[2]	Gaming: 50,000+ / Non-Gaming: 35,000+[2]
End-Verticals			

Other 2%
Online Gaming 15%
Betting Shops 82%

Other 14%
Betting Shops 4%
AGC's 10%
Service Stations 12%
Online Gaming 3%
Pubs 32%
Holiday Parks 25%

AGC's 5%
Other 9%
Service Stations 7%
Online Gaming 8%
Holiday Parks 14%
Betting Shops 40%
Pubs 18%

Significant operational / cost efficiencies including manufacturing, field service and overhead

Previously Projected Annualized Cost Synergies Implemented by End of 2020[3]

Acquisition Announcement (Q3 2019)	$12.2 – $13.3 million	→	Revised up following Q4 2019	$15 million

Inspired expects to emerge from the COVID-19 crisis with a leaner operating structure resulting from cost synergies and a reshaped workforce

Note: All figures converted to USD based on exchange rate of 1.25 GBP/USD.
(1) Includes Playnation machines. (2) Consists of amusement entertainment solutions and self-service betting terminals. (3) Includes estimated annual synergies of $15 million (per management statements on Q4 2019 earnings call). (4) Estimated annual synergy figures based upon GBP estimates.

INSPIRED ESSENTIAL ENTERTAINMENT 14

15 Leader Across Multiple Complementary Product Verticals 14,000+ UK LBO Installed Base 8,400+ UK Pubs Installed Base 7,000+ UK Holiday Parks, AGCs and MSAs Installed Base #1 SBG Game in Greece by Customer Win per Day 8,900+ Greece VLT Installed Base 110 Live Virtual Customers Strong position across UK LBOs, pubs, holiday parks and MSAs in addition to Greek VLTs and Italian Virtual Sports $10 billion+ Virtual Sports Wagers per Year

16 Substantial Recurring Revenue Supported by Long - Term Participation - Based Contracts SBG (2) $65MM 83% Virtual Sports $33MM 91% Inspired PF FY2019 Recurring Revenue (1) $211MM 84% Inspired Large installed base Participation - driven model Immediate revenue generation once retail venues reopen Retail customers who are better situated to implement potential social distancing requirements Products essential to generating revenue for customers Long - term contracts Non - recurring Recurring Note: All figures converted to USD based on exchange rate of 1.25 GBP/USD. 2019 figures pro forma for full year of NTG result s. (1) Recurring revenue includes revenue generated from participation - based contracts and licensing arrangements which are amortized over a multi - year period. (2) SBG revenue is net of intercompany revenue. NTG $113MM 83%

17 Long - Standing Customer Relationships 15+ years 7 years 9 years 7 years 15+ years 15 years 9 years 11 years 11+ years 3 years 11+ years 6 years 15+ years Representative Customers Under Contract (Length of Relationship) Strong customer retention across major blue - chip lottery, sports betting, gaming and pub operators

18 Proven Track - Record of Strong Content Development Named 2019 Virtual Sports supplier of the year at ICE 2019 and by EGR 100+ Titles Deployed per Year $10 billion+ of Wagers Generated per Year Virtual Sports Gaming / Interactive Content Valor Prismatic Prismatic Community Gaming Cabinets 275+ Valor™ Cabinets Sold in IL Since Q4 ’19 Launch Inspired’s omni - channel approach seeks to maximize return on investment by leveraging its content across multiple platforms

Multiple Levers of Growth – Momentum Outside the UK

Greece

Commentary

- Regulated Greek segment has been the fastest growing gaming machines segment in Europe
- Inspired now has the largest machine installed base in the country

Greece Gaming Machines Gross Win

(Regulated markets, $ in millions)



CAGR: 41%
$65
$234
$334
$352
$364
FY17A
FY18A
FY19A
FY21E
FY22E

Inspired Contracted Terminals



3,400
8,360
8,940
FY17A
FY18A
FY19A

United States

Commentary

- US represents key growth opportunity for Inspired
- Over 275 Valor terminals sold since launching in Q4 2019
  - 116 Valor terminals sold in Q4 '19 and 161 in Q1 '20
- Nearly every major Illinois operator trialed Valor, and all completed trials resulted in follow-on orders

Illinois VLT Gross Win

($ in millions)



CAGR: 9%
$1,252
$1,453
$1,633
$1,812
$1,927
FY17A
FY18A
FY19A
FY21E
FY22E

New legislation allows 6 machines per video gambling establishment (up from 5)

Inspired US VLT Revenue

($ in millions)



$-
$-
$1.7
FY17A
FY18A
FY19A

Source: H2GC as of May 2020. Note: All figures converted to USD based on exchange rates of 1.25 GBP/USD and 1.18 EUR/USD. Fiscal year ending December 31.

INSPIRED
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20 Multiple Levers of Growth – Conversion from Analog to Digital Digital machines generally attract a higher revenue per machine due to (i) increased engagement from consumers; (ii) attracti ng a wider demographic than the traditional analog machines; and (iii) multiple games per machine • Inspired has demonstrated the ability to convert its analog machines to digital

21 Market Capitalization Note: All figures are unaudited. Equity market cap as of market close on 7/17/20. (1) Includes revolver drawdown of $24.7m. (2) Includes accrued interest of $6.0 million. (3) Excludes any unvested management incentive share awards. Cap Table As of August 14th, 2020 (unaudited) Actual (US$ in millions, except per share data) 6/30/20 Cash $39.9 Senior Bank Debt (1) 293.1 Accrued Interest, Capital Lease, Pension Liability & Other (2) 14.3 Total Debt $307.4 Net Debt (a) $267.5 Number of Shares (3) (in millions) 22.405 Share Price (As of August 14th, 2020) $3.45 Equity Market Capitalization (b) $77.3 Implied Enterprise Value (a + b) $344.8

Appendix

23 unaudited US$ millions Server Based Gaming Virtual Sports Acquired Business Intergroup Eliminations Corporate Total Revenue 64.0 36.6 62.1 (1.8) - 160.9 Cost of Sales, excluding D&A (22.0) (3.4) (16.0) 1.6 - (39.8) Gross Profit 42.1 33.2 46.0 (0.2) - 121.1 Selling, general and administrative expenses (18.0) (7.2) (40.6) - (19.0) (84.8) Stock-based compensation expense (1.1) (0.9) - - (4.5) (6.5) Acquisition Related Expenses - - - - (9.5) (9.5) D&A (26.4) (5.4) (16.4) - (0.9) (49.1) Segment operating income (loss) (3.4) 19.6 (11.0) (0.2) (33.9) (28.9) Adjusted EBITDA (2) 38.6 Capital expenditure 8.9 6.5 12.4 - 4.8 32.6 Financial Summary (1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure . Twelve Months Ended June 30, 2020

24 Year Ended December 31st, US$ millions LTM 6/30/20A 2019A 2018A 2017A Revenue: Service 136.9 134.9 130.6 112.6 Hardware 23.9 18.4 10.1 14.3 Total revenue 160.9 153.4 140.7 126.9 Cost of sales, excluding depreciation and amortization: Cost of service (22.5) (23.5) (23.4) (17.3) Cost of hardware (17.3) (12.6) (7.9) (10.6) Selling, general and administrative expenses (84.8) (72.6) (59.0) (60.9) Stock-based compensation (6.6) (9.0) (5.8) (7.4) Impairment expense 0.0 0.0 (7.7) 0.0 Acquisition related transaction expenses (9.5) (6.7) (0.3) (1.5) Depreciation and amortization (49.1) (42.0) (41.9) (36.2) Net operating loss (28.9) (13.0) (5.3) (7.1) Other income (expense) Interest income 0.4 0.1 0.2 0.1 Interest expense (33.5) (27.8) (19.8) (19.8) Change in fair value of earn out liability (0.0) (2.3) 5.7 (3.7) Change in fair value of derivative liability 3.1 3.0 (4.9) (0.2) Loss from equity method investee (3.8) (0.1) 0.0 0.0 Other finance income (costs) (0.1) 3.2 3.2 0.0 Total other income (expense), net (34.0) (23.9) (15.6) (23.7) Net loss before income taxes (62.8) (36.9) (20.9) (30.7) Income tax (credit)/expense (0.4) (0.1) (0.2) (0.2) Net loss (63.2) (37.0) (21.1) (30.9) Other comprehensive income Foreign currency translation gain/(loss) 0.9 (2.4) 0.1 1.3 Change in fair value of hedging instrument 0.3 2.9 2.9 0.0 Reclassification of gain on hedging instrument to comprehensive income (2.6) (4.4) (2.7) 0.0 Actuarial losses on pension plan (10.1) (6.9) 4.4 0.6 Other comprehensive income/(expense) (11.5) (10.8) 4.7 1.9 Comprehensive loss (74.7) (47.8) (16.4) (29.0) Historical Consolidated Income Statement Note: Inspired’s fiscal year was changed from September 30 to December 31 commencing in 2019.

25 12M Ended US$ millions 6/30/2020 Net Loss (63.1) Items Relating to Legacy Activities Pension Charges 0.7 Items to Be Considered to Be Exceptional in Nature Costs of Company Restructure 1.0 Italian Tax Related Costs 0.4 Transaction Expenses 9.5 Impairment expense 0.7 Stock-Based Compensation Expense 6.6 Depreciation and Amortization 49.1 Total Other Income (Expense), Net 33.3 Income Tax 0.4 Adjusted EBITDA ($) 38.6 Adjusted EBITDA (£) 30.3 Exchange Rate - $ to £ 1.27 Non - GAAP Reconciliation: LTM Adjusted EBITDA as of 6/30/20

26 Non - GAAP Reconciliation: 2019 Adjusted EBITDA Pro Forma for Acquired Business Note: Excludes any impact from synergies. Adjusted EBITDA includes Fourth Quarter 2019 results from Acquired Business. 12M Ended US$ millions 12/31/2019 Net Loss (37.0) Pension Charges 0.6 Items to Be Considered to Be Exceptional in Nature Costs of Company Restructure 3.3 Italian Tax Related Costs 0.4 Transaction Expenses 6.7 Stock-Based Compensation Expense 9.0 Depreciation and Amortization 42.0 Total Other Income (Expense), Net 23.9 Income Tax 0.1 Adjusted EBITDA ($) 49.0 Adjusted EBITDA (£) 38.2 NTG EBITDA 9 months ended 9/30/19 (see next page) 19.3 PF Intercompany Eliminations 9 months ended 9/30/19 (0.2) Pro Forma Adjusted EBITDA ($) 68.1 Pro Forma Adjusted EBITDA (£) 53.0 Exchange Rate - $ to £ 1.28

27 Non - GAAP Reconciliation: 2019 Adjusted EBITDA Pro Forma for Acquired Business Note: Excludes any impact from synergies. Adjusted EBITDA includes Fourth Quarter 2019 results from Acquired Business. 12M Ended US$ millions 12/31/2019 Net Loss (37.0) Pension Charges 0.6 Items to Be Considered to Be Exceptional in Nature Costs of Company Restructure 3.3 Italian Tax Related Costs 0.4 Transaction Expenses 6.7 Stock-Based Compensation Expense 9.0 Depreciation and Amortization 42.0 Total Other Income (Expense), Net 23.9 Income Tax 0.1 Adjusted EBITDA ($) 49.0 Adjusted EBITDA (£) 38.2 NTG EBITDA 9 months ended 9/30/19 (see next page) 19.3 PF Intercompany Eliminations 9 months ended 9/30/19 (0.2) Pro Forma Adjusted EBITDA ($) 68.1 Pro Forma Adjusted EBITDA (£) 53.0 Exchange Rate - $ to £ 1.28

28 Non - GAAP Reconciliation: Acquired Business Pro Forma Adjusted EBITDA Note: Excludes any impact from synergies. 9M Ended US$ millions 9/30/2019 Net Income 6.0 Results of Operations not Included in Proposed Transaction Astra carve-out adjustment (6.8) Pass-through margin (0.1) Items to Be Considered to Be Exceptional in Nature Investment in associate 0.1 Interest expense, net 1.2 Depreciation and Amortization 17.7 Income Tax 1.2 NTG Pro Forma Adjusted EBITDA ($) 19.3 NTG Pro Forma Adjusted EBITDA (£) 15.0 Exchange Rate - $ to £ 1.28

29 Pro Forma Reconciliation: 2019 Revenue Pro Forma for Acquired Business Note: Inspired Revenue 12 months ended December 31, 2019 includes Fourth Quarter 2019 results from Acquired Business. 12M Ended US$ millions 12/31/2019 Inspired Revenue 12 months ended 12/31/19 153.4 NTG Revenue 9 months ended 9/30/19 107.1 Intergroup eliminations 9 months ended 9/30/19 (3.8) Pro Forma Revenue ($) 256.7 Pro Forma Revenue (£) 200.0 Exchange Rate - $ to £ 1.28

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